Supplement dated March 5, 2014
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio-Seligman Global Technology Fund	05/01/13
Effective March 14, 2014, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Paul Wick	Portfolio Manager	Lead Manager	2006
Ajay Diwan	Portfolio Manager	Co-manager	2005
Sanjay Devgan	Portfolio Manager	Technology Team Member	March 2014
Shekhar Pramanick	Portfolio Manager	Technology Team Member	March 2014
Effective March 14, 2014, the list of portfolio managers under the caption “Primary Service Providers — Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Paul Wick	Portfolio Manager	Lead Manager	2006
Ajay Diwan	Portfolio Manager	Co-manager	2005
Sanjay Devgan	Portfolio Manager	Technology Team Member	March 2014
Shekhar Pramanick	Portfolio Manager	Technology Team Member	March 2014
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Wick was a Managing Director of Seligman. Mr. Wick joined Seligman in 1987. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Diwan was a Managing Director of Seligman. Mr. Diwan joined Seligman in 2001. Mr. Diwan began his investment career in 1990 and earned a B.S. from Case Western Reserve University and an M.B.A. from Columbia University.
Mr. Devgan joined the Investment Manager in 2012. Prior to joining the Investment Manager, Mr. Devgan was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to his work at Morgan Stanley, he was a Senior Financial Business Analyst at Cisco Systems covering operations finance, and worldwide sales finance. Mr. Devgan began his investment career in 1995 and earned a B.S. from University of California and an M.B.A. from Santa Clara University.
Mr. Pramanick joined the Investment Manager in 2012. Prior to joining the Investment Manager, Mr. Pramanick was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Prior to that, he was a semiconductor analyst at Season Capital Management. Mr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology, an M.S. from the University of Oregon and a Ph.D. from North Carolina State University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SL-9916-6 A (3/14)